Exhibit 99.1

NEWS RELEASE

Warner Chilcott Declares First Semi-Annual Cash Dividend of $0.25 Per Share

DUBLIN, Ireland, November 6, 2012 – Warner Chilcott plc (Nasdaq: WCRX) today announced that its Board of Directors declared a semi-annual cash dividend in the amount of $0.25 per share, payable December 14, 2012, to shareholders of record at the close of business on November 30, 2012.

This is the first semi-annual cash dividend declared under the Company’s new dividend policy announced on August 7, 2012.  Under the dividend policy, the Company expects to pay a total annual cash dividend to its ordinary shareholders of $0.50 per share in equal semi-annual installments of $0.25 per share. Any declaration by the Board of Directors to pay future cash dividends, however, will depend on the Company’s earnings and financial condition and other relevant factors at such time.

For general information regarding the tax treatment of the semi-annual cash dividend, including potential Irish dividend withholding tax, please refer to the sections entitled “Material Tax Considerations” in the Company’s Prospectus Supplement filed with the Securities and Exchange Commission on September 7, 2012 and the Company’s Proxy Statement for its 2009 Annual General Meeting of Shareholders filed with the Securities and Exchange Commission on June 26, 2009, as well as the Frequently Asked Questions section of the Company’s website at http://ir.wcrx.com/faq.cfm.

About Warner Chilcott

Warner Chilcott is a leading specialty pharmaceutical company currently focused on the women’s healthcare, gastroenterology, urology and dermatology segments of the branded pharmaceuticals market, primarily in North America.  We are a fully integrated company with internal resources dedicated to the development, manufacture and promotion of our products. WCRX-F

Forward Looking Statements

This press release contains forward-looking statements, including statements concerning payment of dividends, as well as our industry, our operations, our anticipated financial performance and financial condition, and our business plans and growth strategy and product development efforts. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “believe” and other similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties. The following represent some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by our forward-looking statements: our substantial indebtedness, including increases in the LIBOR rates on our variable-rate indebtedness above the applicable floor amounts; competitive factors in the industry in which we operate, including the approval and introduction of generic or branded products that compete with our products; our ability to protect our intellectual property; a delay in qualifying any of our manufacturing facilities that produce our products, production or regulatory problems with either our own manufacturing facilities or third party manufacturers, packagers or API suppliers upon whom we may rely for some of our products or other disruptions within our supply chain; pricing pressures from reimbursement policies of private managed care organizations and other third party payors, government sponsored health systems, and the continued consolidation of the distribution network through which we sell our products; changes in tax laws or interpretations that could increase our consolidated tax liabilities; government regulation, including U.S. and foreign health care reform, affecting the development, manufacture, marketing and sale of pharmaceutical products, including our ability and the ability of companies with whom we do business to obtain necessary regulatory approvals; adverse outcomes in our outstanding litigation or arbitration matters or an increase in the number of litigation matters to which we are subject; the loss of key senior management or scientific staff; our ability to manage the growth of our business by successfully identifying, developing, acquiring or licensing new products at favorable prices and marketing such new products; our ability to obtain regulatory approval and customer acceptance of new products, and continued customer acceptance of our existing products; and the other risks identified in our periodic filings including our Annual Report on Form 10-K for the year ended December 31, 2011, and from time-to-time in our other investor communications.

We caution you that the foregoing list of important factors is not exclusive.  In addition, in light of these risks and uncertainties, the matters referred to in our forward-looking statements may not occur.  We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.

Company Contact:	Rochelle Fuhrmann
973-442-3281
rfuhrmann@wcrx.com